SUPPLEMENT DATED APRIL 30, 2007
TO

PROSPECTUS DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR VISTA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

On April 27, 2007, shares of the AllianceBernstein VP Large Cap Growth Portfolio of the AllianceBernstein Fund were substituted with shares of the SC FI Large Cap Growth Fund of the Sun Capital Trust, pursuant to an order of the Securities and Exchange Commissions. The AllianceBernstein VP Large Cap Growth Sub-Account is no longer available under your Contract for any purpose.

All references to the AllianceBernstein VP Large Cap Growth Portfolio are hereby deleted from the prospectus listed above, effective April 27, 2007.

A current prospectus for the SC FI Large Cap Growth Fund was sent to you prior to the substitution. You should refer to that prospectus for a complete description of the Fund's investment policies, risks, fees and expenses, and all aspects of its operations.

Anytime prior to May 27, 2007, you may make one transfer of Contract Value from the Sub-Account investing in the Initial Class shares of the SC FI Large Cap Growth Fund to one or more other Sub-Accounts without being assessed a transfer fee and without that transfer counting against limitations on transfers permitted under your Contract. In addition, prior to May 27, 2007, Sun Life Insurance and Annuity Company of New York will not exercise any rights reserved by it under your Contract to impose restrictions on transfers (other than restrictions on frequent trading, as described in your prospectus).

If you have any questions about the substitution, please call our Service Center at (800) 725-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.